January 3, 1997


U.S. Securities and Exchange Commission
Attn: Filing Desk
450 Fifth Street, N.W.
Washington, DC 20549

RE:   WEBS Index Fund, Inc.
(File Numbers 33-97598 and 811-9102)
         - - - - - - - - - - - - - - - - - - - - - - - - -

Dear Sirs:

On behalf of WEBS Index Fund, Inc. (previously "Foreign Fund, Inc.") transmitted herewith for filing pursuant to Rule 497(e) of the Securities Act of 1933, as amended, is one copy of a supplement dated January 3, 1997 to the Prospectus and Statement of Additional Information of WEBS Index Fund, Inc. Both the Prospectus and the Statement of Additional Information are dated March 6, 1996 (the Statement of Additional Information as supplemented on March 21, 1996).

If you have any questions or comments, please do not hesitate to contact the undersigned at (302) 791-3239.

Very truly yours,
/s/Kathleen L. Thren
Kathleen L. Thren

Enclosure

cc: Kevin Rupert
    (Division of Investment Management)



                      SUPPLEMENT DATED JANUARY 3, 1997

                                  to

                            FOREIGN FUND, INC.
            Prospectus and Statement of Additional Information
                           dated March 6, 1996


This Supplement relates to the Prospectus and Statement of Additional Information of Foreign Fund, Inc. both dated March 6, 1996 (the Statement of Additional Information as supplemented on March 21, 1996) and should be read in conjunction with such Prospectus and Statement of Additonal Information.

Effective January 2, 1997, Foreign Fund, Inc. changed its name to "WEBS Index Fund, Inc." and each Index Series became a "WEBS Index Series" (e.g., "Australia WEBS Index Series"). Additionally, effective October 15, 1996, BZW Barclays Global Fund Advisors changed its name to "Barclays Global Fund Advisors."